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                                                                 EXHIBIT 10.43.1

                                HILCO CAPITAL LP





                                September 8, 2004



Source Interlink Companies, Inc.
27500 Riverview Center Blvd., Suite 400
Bonita Springs, Florida 34314

Ladies and Gentlemen:

         Reference is made to that certain Loan Agreement, dated as of October 30, 2003 (the "Loan Agreement"), among Source Interlink Companies, Inc., a Missouri corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages thereof as a "Borrower" (such Subsidiaries, together with Parent, are referred to hereinafter, each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of Parent's Subsidiaries identified on the signature pages thereof as a "Guarantor" (such Subsidiaries are referred to hereinafter, each individually as a "Guarantor", and individually and collectively, jointly and severally, as the "Guarantors"), the lenders signatory thereto (the "Lenders"), and Hilco Capital LP, a Delaware limited partnership, as the agent for the Lenders ("Agent"). Capitalized terms that are defined in the Loan Agreement and used without definition herein shall have the meanings given to them therein.

         The Agent and the Lenders have been informed that, on the Payoff Date (as hereinafter defined), the Borrowers will repay in full all of the Obligations of the Borrowers to the Agent and the Lenders other than the Surviving Obligations (as defined below) under or in respect of the Loan Agreement (all Obligations other than the Surviving Obligations collectively, the "Lender Obligations").

         1) This letter will confirm that all of the Lender Obligations, other than those obligations and liabilities of any Borrowers which survive termination of the Loan Agreement as provided in the Loan Agreement and those obligations in connection with the Common Stock Purchase Warrant, No. 2B, issued in favor of Hilco Capital LP (the "Hilco Warrant"), the Warrantholders Rights Agreement and the Warrant Valuation Letter as modified by this Agreement (collectively, the "Surviving Obligations"), shall be deemed satisfied and paid in full


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upon receipt by the Agent of the following (the date on which all of the conditions shall first be satisfied is herein referred to as the "Payoff Date"):

                  a) no later than 1:00 p.m., Chicago, Illinois time, on September 9, 2004, a wire transfer of immediately available funds to the Agent in the aggregate amount of $576,085.45, subject to adjustment as set forth in Paragraph 2 below (as so adjusted, the "Payout Amount"), consisting of:

                           (i) $1,000.00 in respect of unpaid principal outstanding under the Loan Agreement (assuming no further loans or repayments are made);

                           (ii) $108,346.97 in respect of deferred interest and accrued and unpaid interest on such unpaid principal amount, assuming no changes in applicable interest rates and no changes in the outstanding principal amount (the per diem accrual of such interest being $6.42 per day);

                           (iii) $440,000 representing a non-refundable monitoring fee in respect of the Monitoring Services payable for the sole account of Agent (described below);

                           (iv) $6,738.48 representing expenses of the Agent and/or the Lenders payable pursuant to the Loan Agreement; and

                           (v) $20,000.00 representing a security deposit (the "Security Deposit") for fees and expenses of the Agent and/or the Lenders payable pursuant to the Loan Agreement or the other Loan Documents not included above; it being agreed and understood that any amount of the Security Deposit remaining unapplied 180 days from the Payoff Date shall be remitted to the Borrowers.

                  b) a fully executed counterpart of this letter agreement signed by the Borrowers; and

                  c) an acknowledgment and consent executed by the Revolver Agent and the Revolver Lenders and in form and substance acceptable to the Agent which consents to the Borrowers' payoff of the Lender Obligations.

         2) If the assumptions set forth above with respect to the calculation of the principal, interest, fee, and expense components of the Payout Amount are not correct, the Agent will so advise the Parent in writing on or before the Payoff Date of the adjusted figure for the Payout Amount, reflecting the appropriate changes in the amounts of principal, interest, fees, and expenses. Without limiting the foregoing, for each day after September 9, 2004 that the Payoff Amount is not received by 1:00 p.m., Chicago, Illinois time, the Payoff Amount shall be increased by $6.42.

         3) The Payout Amount is to be transferred to the Agent's account at LaSalle Bank NA in Chicago, Illinois, ABA No. 071000505, Account No. 5800248477,
Reference: Source




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Interlink, Attention: Rick Burke, by wire transfer of immediately available funds, for receipt no later than 1:00 p.m., Chicago, Illinois time, on the Payoff Date.

         4) The Borrowers hereby confirm that any commitments of the Agent and the Lenders to make any loans under the Loan Agreement are terminated as of the Payoff Date, and, as of the Payoff Date, the Agent and the Lenders have no further obligation to make any loans to the Borrowers. Notwithstanding such termination, the Surviving Obligations shall continue in full force and effect. In furtherance thereof, the Borrowers acknowledge and agree that their obligations and liabilities under the Loan Agreement and the other Loan Documents shall be reinstated with full force and effect if, at any time on or after the Payoff Date, all or any portion of the Payout Amount or any other amounts applied by the Agent or any Lender to the Lender Obligations is voided or rescinded or must otherwise be returned by the Agent or any Lender to the Borrowers upon the Borrowers' insolvency, bankruptcy or reorganization or otherwise.

         5) The Borrowers acknowledge that the amounts referred to in Paragraph 1 above are due and owing pursuant to the provisions of the Loan Agreement and confirms their agreement to the terms and provisions of this letter by returning to the Agent a signed counterpart of this letter. This letter may be executed in several counterparts (and by each party on a separate counterpart), each of which when so executed and delivered shall be an original, but all of which together shall constitute one agreement.

         6) The Borrowers hereby release and forever discharge the Agent and each of the Lenders and their respective representatives, predecessors, assigns, officers, directors, agents, employees and attorneys from any and all claims, demands, debts, liabilities, actions, and causes of action of every kind and character based upon or arising out of the Loan Agreement and the other Loan Documents.

         7) In consideration of the payment of the non-refundable monitoring fee for the sole account of the Agent described in Paragraph 1(iii) above, Hilco Capital LP ("Hilco") agrees, for a period commencing on the 91st day following the Payoff Date and ending on the first anniversary of the Payoff Date, at the request of Parent, to review the financial statements of Borrowers furnished by Parent to Hilco as and when such financial statements are publicly available in connection with any proposed transactions regarding Borrowers which Borrowers desire Hilco, in its sole and absolute discretion, to consider financing (the "Monitoring Services"). However, nothing contained herein shall create any obligation or commitment of any kind on the part of Hilco to provide any financing for any such proposed transaction or restrict Hilco from requiring payment of additional fees and expenses as a condition to assessing the desirability of providing any such financing. Borrowers acknowledge and agree that Hilco may, in its sole and absolute discretion, elect to decline to provide any such financing and that if Hilco, in is sole and absolute discretion, elects to provide any such financing, the terms and conditions of such financing arrangement will be set forth in a separate written agreement between Hilco and Borrowers. Borrowers also acknowledge and agree that no part of the monitoring fee described in Paragraph 1(iii) hereof shall be deemed applicable to or credited against any amounts which may be owing by any Borrower in connection with any proposed financing and that the monitoring fee described in Paragraph 1(iii) shall be deemed earned in full as of the Payoff Date and non-refundable.




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         8) Effective on the Payoff Date, (i) Hilco hereby waives each of its rights under Section 15 (Put Rights) of the Hilco Warrant and agrees that Hilco and its successors and assigns will not thereafter be entitled to exercise such put rights under the Hilco Warrant and (ii) Parent herby waives each of its rights under Section 16 (Call Rights) of each of (a) the Hilco Warrant, (b) the Common Stock Purchase Warrant No. 3B issued in favor of Goldman Sachs & Co. (the "Goldman Warrant") and (c) the Common Stock Purchase Warrant No. 4B issued in favor of Highbridge/Zwirn Special Opportunities Fund, LP (the "Highbridge Warrant", and together with the Hilco Warrant and the Goldman Warrant, collectively, the "Warrants") and agrees that Parent and its successors and assigns shall not be entitled thereafter to exercise such call rights under the Warrants. In addition, Hilco agrees to either (a) cause the Highbridge Warrant and the Goldman Warrant to be amended so as to waive the terms of Section 15 (Put Rights) of each of the Highbridge Warrant and Goldman Warrant or (b) use reasonable efforts under its participation agreements with Goldman Sachs & Co. ("Goldman") and Highbridge/Zwirn Special Opportunities Fund, LP ("Highbridge") to cause each of Goldman and Highbridge to sell all of the common stock of Parent issuable under the Goldman Warrant and the Highbridge Warrant within 90 days of the Payoff Date so long as Parent (i) timely complies with each of its obligations under the Warrants to issue the common stock of Parent ("Common Stock") issuable pursuant to the Warrants as and when requested in accordance with the Warrants, (ii) maintains an effective Registration Statement (as defined in the Warrantholders Rights Agreement) covering the public resale of the Common Stock issuable pursuant to the Warrants and (iii) complies with each of obligations and duties of Parent contained in Article III of the Warrantholders Rights Agreement.

         9) The Agent and the Lenders agree to execute and deliver at Borrowers' sole expense such other documents as the may be reasonably requested and furnished by Borrowers for the purpose of effectuating the terms of this letter agreement

         10) THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO CHOICE OF LAW RULES. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF CHICAGO, ILLINOIS, FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THE LOAN AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS LETTER AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.



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         11) This letter agreement shall terminate and be of no further force and effect if the Payout Amount is not received by September 14, 2004.



                            [Signature Page Follows]



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                            Very truly yours,

                            HILCO CAPITAL LP,
                            as the Agent and a Lender


                            By:      /s/Eran Cohen
                               ---------------------------------------------
                            Name:    Eran Cohen
                                 -------------------------------------------
                            Title:   Senior Vice President
                                  ------------------------------------------


                            FORTRESS CREDIT OPPORTUNITIES I LP,
                            as a Lender


                            By:      FORTRESS CREDIT OPPORTUNITIES I GP
                                     LLC, its general partner


                                     By:      /s/ Constantine Dakolias
                                        ------------------------------------
                                     Name:    Constantine Dakolias
                                          ----------------------------------
                                     Title:   Chief Credit Officer
                                           ---------------------------------



                            FORTRESS CREDIT OPPORTUNITIES II LP,
                            as a Lender


                            By:      FORTRESS CREDIT OPPORTUNITIES II GP
                                     LLC, its general partner


                                     By:      /s/ Constantine Dakolias
                                        ------------------------------------
                                     Name:    Constantine Dakolias
                                          ----------------------------------
                                     Title:   Chief Credit Officer
                                           ---------------------------------







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Agreed to by the undersigned:


SOURCE INTERLINK COMPANIES, INC.
a Missouri corporation
SOURCE-U.S. MARKETING SERVICES, INC.
a Delaware corporation
BRAND MANUFACTURING CORP.
a New York corporation
SOURCE-MYCO, INC.
a Delaware corporation
SOURCE-YEAGER INDUSTRIES, INC.
a Delaware corporation
SOURCE-HUCK STORE FIXTURE COMPANY
a Delaware corporation
HUCK STORE FIXTURE COMPANY OF NORTH CAROLINA a North Carolina corporation
INTERNATIONAL PERIODICAL DISTRIBUTORS, INC.
a Nevada corporation
DAVID E. YOUNG, INC.
a New York corporation
SOURCE INTERLINK INTERNATIONAL, INC.
a Delaware corporation

By:      /s/Marc Fierman
     ------------------------------------------------
       Title: Chief Financial Officer